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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 24, 2003

FEDEX CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 1-15829

Delaware (State or other jurisdiction of incorporation or organization)	62-1721435 (I.R.S. Employer Identification No.)
942 South Shady Grove Road, Memphis, Tennessee (Address of principal executive offices)	38120 (Zip Code)

Registrant's telephone number, including area code: (901) 818-7500

FEDERAL EXPRESS CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 1-7806

Delaware (State or other jurisdiction of incorporation or organization)	71-0427007 (I.R.S. Employer Identification No.)
3610 Hacks Cross Road, Memphis, Tennessee (Address of principal executive offices)	38125 (Zip Code)

Registrant's telephone number, including area code: (901) 369-3600

Item 7.    Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit Number	Description
99.1	Press Release of FedEx Corporation dated June 24, 2003.

Item 9.    Information Provided Under Item 12 (Disclosure of Results of Operations and Financial Condition).

        The information contained in this Item 9 is being furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition." Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

        Attached as Exhibit 99.1 and incorporated herein by reference is a copy of FedEx Corporation's press release, dated June 24, 2003, announcing its and its wholly owned subsidiary Federal Express Corporation's financial results for the fiscal quarter and year ended May 31, 2003.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

FedEx Corporation
Date: June 24, 2003	By:	/s/ JAMES S. HUDSON James S. Hudson Corporate Vice President— Strategic Financial Planning and Control
Federal Express Corporation
Date: June 24, 2003	By:	/s/ MICHAEL W. HILLARD Michael W. Hillard Vice President and Controller

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of FedEx Corporation dated June 24, 2003.

E-1

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  Item 7. Financial Statements and Exhibits.
  Item 9. Information Provided Under Item 12 (Disclosure of Results of Operations and Financial Condition).
SIGNATURES
EXHIBIT INDEX